EXHIBIT 99.1

CONFIDENTIAL TREATMENT REQUEST SUBMITTED:

THE PORTIONS OF THIS DOCUMENT MARKED BY “***” HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED OPERATING AGREEMENT

OF

LGI/SUMISHO SUPER MEDIA, LLC

This First Amendment to Amended and Restated Operating Agreement (this “First Amendment”) is entered into this 22nd day of May, 2007, by and among Liberty Japan, Inc. (“LJI”), Liberty Japan II, Inc. (“LJII”), Liberty Global Japan, LLC, f/k/a LMI Holdings Japan, LLC (“LHJ”), Liberty Kanto, Inc. (“Liberty Kanto”), Liberty Jupiter, Inc. (“Liberty Jupiter”), and Sumitomo Corporation (“SC”), such parties being all of the Members of LGI/Sumisho Super Media, LLC, a limited liability company formed under the laws of the State of Delaware and f/k/a LMI/Sumisho Super Media, LLC (the “Company”), and, for purposes of Sections 3 and 4 of this First Amendment and as the guarantor of certain obligations of LJI, LJII, LHJ, Liberty Kanto and Liberty Jupiter under the Operating Agreement, Liberty Media International, Inc., a corporation organized under the laws of Delaware (“LMI”).

In consideration of the mutual promises and obligations contained in this Agreement, and with the intent of being legally bound, the parties agree as follows:

RECITALS

A.                                   The parties desire to amend the Operating Agreement of the Company dated as of November 26, 2004 (as amended, the “Operating Agreement”) in accordance with the terms and conditions of this First Amendment.  Capitalized terms used in this First Amendment and not defined herein have the meanings given to such terms in the Operating Agreement.

B.                                     Pursuant to a merger between New Thematic Holdco and JCOM, each of SC and LPJ, an Affiliate of LMI Member, will receive JCOM Merger Shares.

C.                                     The Members desire to waive the requirements of Section 3.2(b)(iii) of the Operating Agreement with respect to the JCOM Merger Shares, which shares shall instead be held by SC and LPJ in accordance with the terms of this First Amendment.

AGREEMENT

1.             Definitions.  The defined terms listed below are, to the extent previously included in the Operating Agreement, amended and restated in their entirety, or, to the extent not previously included in the Operating Agreement, added to Section 1.9 of the Operating Agreement.  The definition of Company’s Initial JCOM Shares is deleted from the Operating Agreement.

Casting Vote Effective Date:	February 18, 2005, the date on which JASDAQ publicly announced that it approved JCOM’s application to list the JCOM shares on JASDAQ.

JCOM IPO Date:	March 23, 2005, the first day of trading of the JCOM shares on JASDAQ following the consummation of the JCOM IPO.

JCOM Merger Shares:

the JCOM Shares received by SC and LPJ in the Merger, any other JCOM Shares thereafter received by them in respect of such shares, including as a stock dividend, and in each case including any other common stock or other securities (including securities of another entity) into which such a share or common stock is exchanged, converted, reclassified, recapitalized or reconstituted in any transaction involving JCOM.

LPJ:	Liberty Programming Japan, Inc., a Delaware corporation or its Affiliate that receives JCOM Shares in the Merger.

Merger:	the merger between JCOM and New Thematic Holdco, as defined in the Thematic Channels Integration Agreement among JCOM, Jupiter TV Co., Ltd., LPJ and SC dated as of the date of this First Amendment.

Relevant JCOM Share Number:

(i) 3,987,238 (which equals the total number of JCOM Shares held by the Company immediately following the JCOM IPO Date, plus the number of JCOM Shares thereafter contributed to the Company pursuant to 3.2(b)(i) and 3.2(b)(ii)) plus, (ii) from and after the effective date of the Merger, the number of JCOM Merger Shares received by LPJ.

SC Permitted Number:	if a positive number (taking into account any adjustments, including pursuant to an Adjustment Transaction, that have been made in accordance with this definition as of the time of determination), the number of JCOM Shares obtained by ***.[THE REDACTED PORTION OF THIS DEFINITION CONTAINS A FORMULA FOR CALCULATING THE MAXIMUM NUMBER OF JCOM SHARES THAT SC MEMBER CAN REQUEST THE COMPANY TO SELL ON ITS BEHALF PURSUANT TO SECTION 13.4 OF THE OPERATING AGREEMENT AND LIMITS THE ABILITY OF SC MEMBER TO UNILATERALLY CAUSE THE COMPANY TO SELL ENOUGH JCOM SHARES THAT IT WOULD IMPACT OUR ABILITY TO CONSOLIDATE JCOM.].

2.             Waiver Under Section 3.2(b)(iii) and 14.4.  Notwithstanding the requirements of Section 3.2(b)(iii) of the Operating Agreement, the Members agree that neither SC nor LPJ is required to contribute the JCOM Merger Shares to the Company.  In addition, the Members agree that the provisions of Section 14.4 of the Operating Agreement are not applicable to the acquisition of the JCOM Merger Shares.

3.             JCOM Merger Shares.  SC Member agrees that it shall not Transfer all or any part of its JCOM Merger Shares to any third party (including the LMI Member), except that from and after the second anniversary of the completion date of the Merger, SC Member may Transfer all or any part of its JCOM Merger Shares to an Affiliate.  LMI agrees that it will cause LPJ not to Transfer all or any part of its JCOM Merger Shares to any third party (including the SC Member), except that from and after the second anniversary of the completion date of the Merger, LPJ may Transfer all or any part of its JCOM Merger Shares to an Affiliate.

4.             Voting Agreement.  SC Member agrees that with respect to any matter as to which it is entitled to vote as a shareholder of JCOM, it will vote all JCOM Merger Shares owned by it in the same manner that Super Media votes the JCOM Shares owned by it.  LMI agrees that with respect to any matter as to which LPJ is entitled to vote as a shareholder of JCOM, it will cause LPJ to vote all JCOM Merger Shares owned by it in the same manner that Super Media votes the JCOM Shares owned by it.

5.             Managers; Exhibits A and B.  The Members agree that (a) the current Manager appointed by LMI Member is Bernie Dvorak and the current Manager appointed by SC Member is Naoki Saito and (b) Exhibits A and B attached to this First Amendment are the current Exhibits A and B to the Operating Agreement.

6.             Other.  Unless otherwise specifically set forth herein, this First Amendment shall not amend, change or alter any of the provisions of the Operating Agreement.  For the avoidance of doubt, the provisions of this First Amendment will terminate upon Dissolution of the Company.

[signature pages follow]

All of the Members and LMI have signed this First Amendment to Amended and Restated Operating Agreement of LGI/Sumisho Super Media, LLC, to be effective from the date first set forth above, notwithstanding the actual date of signing.

SUMITOMO CORPORATION

By:	/s/ Shingo Yoshii
Name:	Shingo Yoshii
Title:	Representative Director

LIBERTY JAPAN, INC.

By:	/s/ Miranda Curtis
Name:	Miranda Curtis
Title:	President

LIBERTY JAPAN II, INC.

By:	/s/ Miranda Curtis
Name:	Miranda Curtis
Title:	President

LIBERTY GLOBAL JAPAN, LLC

By:	/s/ Miranda Curtis
Name:	Miranda Curtis
Title:	President

LIBERTY KANTO, INC.

By:	/s/ Miranda Curtis
Name:	Miranda Curtis
Title:	President

LIBERTY JUPITER, INC.

By:	/s/ Miranda Curtis
Name:	Miranda Curtis
Title:	President

Acknowledged:

LIBERTY MEDIA INTERNATIONAL, INC.

By:	/s/ Michael T. Fries
Name:	Michael T. Fries
Title:	President & CEO

EXHIBIT A

Names and Addresses of the Company, the Members and the Managers

LGI/Sumisho Super Media, LLC:

c/o Liberty Media International, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
USA
Attention:              Graham Hollis
Fax:                         +1 303 220 6669
e-mail address:  ghollis@lgi.com

with copies to:

Attention:              Elizabeth Markowski, Esq. (at the same address)
Fax:                         +1 303 220 6691
e-mail address:  liz@lgi.com

Liberty Japan, Inc.
Liberty Japan II, Inc.
Liberty Global Japan, LLC (f/k/a LMI Holdings Japan, LLC)
Liberty Kanto, Inc.
Liberty Jupiter, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
USA
Attention:              Graham Hollis
Fax:                         +1 303 220 6669
e-mail address:  ghollis@lgi.com

with copies to:

Attention:              Elizabeth Markowski, Esq. (at the same address)
Fax:                         +1 303 220 6691
e-mail address:  liz@lgi.com

and

Sherman & Howard L.L.C.
633 17th Street, Suite 3000
Denver, Colorado  80202
USA
Attention:              Joanne Norris
Fax:                         +1 303 298 0940
e-mail address:  jnorris@sah.com

Sumitomo Corporation:

1-8-11 Harumi
Chuo-ku, Tokyo 104-8610
Japan
Attention:              Seiichi Morimoto
Fax:                         +81 3 5166 6301
e-mail address:  seiichi.morimoto@sumitomocorp.co.jp

with copies to:

Attention:              Naoki Saito (at the same address)
                                General Manager/Legal, Planning and Administration Dept., Media,
                                Network & Lifestyle Retail Business Unit
Fax:                         +81 3 5166 6308

e-mail address:  naoki.saito@sumitomocorp.co.jp

and

Morgan, Lewis & Bockius LLP
Shin-Tokyo Bldg., 905
Marunouchi 3-3-1
Chiyoda-ku, Tokyo 100-0005
Japan
Attention:              Lisa Yano
Fax:                         +81 3 5219 2507

Managers:

LMI Member
Mr. Bernie Dvorak
Liberty Media International, Inc.
12300 Liberty Boulevard
Englewood, CO  80112
Fax:                         +1 303 220 4222
e-mail address:  bdvorak@lgi.com

SC Member
Mr. Naoki Saito
1-8-11 Harumi
Chuo-ku, Tokyo 104-8610
Japan
Fax:                         +81 3 5166 6308
e-mail address:  naoki.saito@sumitomocorp.co.jp

EXHIBIT B

to LGI/Sumisho Super Media, LLC
Operating Agreement dated as of November 26, 2004, as amended

Capital Contributions and Units
As of September 26, 2005(1)

	Percentage Interest	Units	Capital Account
Sumitomo Corporation	41.342%	1,648,402	$1,380,922,109
Liberty Japan, Inc.	27.628%	1,101,600	$922,847,579
Liberty Japan II, Inc.	1.394%	55,586	$46,566,272
Liberty Global Japan, LLC, f/k/a LMI Holdings Japan, LLC	14.835%	591,507	$495,525,420
Liberty Kanto, Inc.	7.894%	314,743	$263,670,856
Liberty Jupiter, Inc.	6.907%	275,400	$230,711,895
Totals:	100%	3,987,238	$3,340,244,131

(As of September 26, 2005:  Yen 93,600/JCOM share and Yen 111.73/US $)

(1)           September 26, 2005 is the last date as of which new Units in the Company were issued.  The Percentage Interest of, and number of Units held by, each Member reflected in this Exhibit B continue to be the Percentage Interest of, and the number of Units held by, each Member as of the date of the First Amendment to the Operating Agreement.